Non-current provisions and other non-current liabilities	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Non-current provisions and other non-current liabilities
B.12. Non-current provisions and other non-current liabilities
The line item Non-current provisions and other non-current liabilities comprises the following:

(€ million)	June 30, 2026	December 31, 2025
Provisions	4,592	4,541
Other non-current liabilities (a)	2,256	2,162
Total	6,848	6,703
(a)    Includes €1,647 million as of June 30, 2026 relating to the liability for royalties payable to Sobi on net sales of Beyfortus in the United States (see Note C.2. to the consolidated financial statements for the year ended December 31, 2025). Given the method used to calculate royalties payable, an increase or decrease in sales forecasts would lead to a proportionate change in the amount of the liability. The nominal value of payments estimated to be due within more than one year but less than five years is €916 million; the nominal value of payments estimated to be due after more than five years is €2,150 million.
The table below shows movements in provisions:

(€ million)	Provisions for pensions & other post-employment benefits		Provisions for other long-term benefits	Restructuring provisions	Other provisions	Total
Balance at January 1, 2026	1,440		827	654	1,620	4,541
Changes in scope of consolidation	—		—	—	13	13
Increases in provisions and other liabilities	57	(a)	110	180	126	473
Provisions utilized	(36)	(a)	(57)	(4)	(40)	(137)
Reversals of unutilized provisions	(13)	(a)	(2)	(60)	(54)	(129)
Transfers (b)	11		—	(104)	(20)	(113)
Net interest related to employee benefits, and unwinding of discount	26		1	8	14	49
Currency translation differences	15		18	2	17	52
Actuarial gains and losses on defined-benefit plans	(157)		—	—	—	(157)
Balance at June 30, 2026	1,343		897	676	1,676	4,592
(a)    In the case of “Provisions for pensions and other post-employment benefits”, the “Increases in provisions and other liabilities” line corresponds to rights vesting in employees during the period, and past service cost; the “Provisions utilized” line corresponds to contributions paid into pension funds and to beneficiaries; and the “Reversals of unutilized provisions” line corresponds to plan curtailments, settlements and amendments.
(b)    Mainly transfers to Current provisions and other current liabilities.
Provisions for pensions and other post-employment benefits
For an analysis of the sensitivity of obligations in respect of pensions and other employee benefits as of December 31, 2025, and of the assumptions used as of that date, see Note D.19.1. to the consolidated financial statements for the year ended December 31, 2025.
The principal assumptions used (in particular, discount and inflation rates) and the market value of plan assets for the eurozone, the United States and the United Kingdom were reviewed as of June 30, 2026 to take into account changes during the first half of the year.
Actuarial gains and losses arising on pensions and other post-employment benefits and recognized in equity are as follows (amounts reported before tax):

(€ million)	June 30, 2026 (6 months)		June 30, 2025 (6 months)	(c)
Actuarial gains/(losses) on plan assets	71		(45)
Actuarial gains/(losses) on benefit obligations	86	(a)	152	(b)
(a)Includes the effects of (i) the change in discount rates (in a range between +0.05% and +0.50%) and (ii) the +0.15% change in the inflation rate in the United Kingdom in the first half of 2026.
(b)Includes the effects of (i) the change in discount rates (in a range between 0.00% and +0.30%) and (ii) the -0.30% change in the inflation rate in the United Kingdom in the first half of 2025.
(c)Includes actuarial gains/ (losses) related to Opella of €(4) million for the first half of 2025..